                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                              Electroscope, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               ELECTROSCOPE, INC.

                               4828 Sterling Drive
                                Boulder, CO 80301

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held June 15, 2000

To Our Shareholders:

     A Special Meeting of Shareholders of Electroscope, Inc., a Colorado corporation (the "Company"), will be held at 10:00 A.M., Mountain Daylight Time, on June 15, 2000, in the principal office of the Company, 4828 Sterling Drive, Boulder, Colorado, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

     1. To approve changing the name of the Company to Encision Inc.;

     2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on June 1, 2000, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ James Bowman
                                       ---------------------------------------
                                       James Bowman, President and
                                       Chief Executive Officer

June 5, 2000

     PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                               ELECTROSCOPE, INC.

                               4828 STERLING DRIVE
                                BOULDER, CO 80301

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 15, 2000

                             SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Electroscope, Inc., a Colorado corporation (the "Company"), for use at a Special Meeting of Shareholders of the Company to be held at 10:00 A.M. Mountain Daylight Time, on June 15, 2000, in the principal office of the Company at 4828 Sterling Drive, Boulder, Colorado 80301, and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted in favor of the proposals. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Proxy Notice will be mailed to the Company's shareholders on or about June 5, 2000.

     Shareholders who execute proxies for the Special Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Proxy Notice and Proxy Card, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                            OUTSTANDING CAPITAL STOCK

     The record date for shareholders entitled to vote at the Special Meeting is June 1, 2000. At the close of business on that day, there were 5,383,507 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.


                                QUORUM AND VOTING

     The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of Common Stock of the Company which are entitled to be voted at the Special Meeting is necessary in order to constitute a quorum for the meeting. The proposal to change the Company's corporate name requires the affirmative vote of holders of a majority of the outstanding Common Stock. Thus, an abstention from voting has the same effect on this matter as does a vote against the proposal. Broker "non-votes" will not be counted for purposes of attaining a quorum.

                        ACTION TO BE TAKEN AT THE MEETING

     The accompanying proxy, unless the shareholder otherwise specifies in the proxy card, will be voted (i) FOR approval of the corporate name change to Encision Inc. and (ii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of March 31, 2000, the number of shares of the Company's Common Stock owned by any person who is known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, by all individual Directors, by all Named Executive Officers and by all Officers and Directors as a group:

                                                                Shares       Percent
                                                              Beneficially     of
     Beneficial Owner(2)                                        Owned(1)      Class
     ----------------                                         ------------   -------
     Vern Kornelsen (6)                                        1,968,443     36.6%
     David W. Newton (4)                                         306,944      5.7%
     James A. Bowman (8)                                         230,000      4.3%
     Roger C. Odell (3)                                          144,119      2.7%
     All executive officers and directors as a group           2,649,506     49.2%
     (4 Persons) (5)
     Other Shareholders holding 5% or more:
     CMED Partners LLLP(7)                                     1,830,222     34.0%
     Timothy J. Wynne                                            340,000      6.3%


(1) Shares not outstanding but deemed beneficially owned by virtue of the individual's right to acquire them as of March 31, 2000, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by the group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder's name.

(2) The address of each director and officer of the Company is 4828 Sterling Drive, Boulder, CO 80301.

(3) Includes 2,200 shares issuable pursuant to currently exercisable options and 32,853 shares owned by Mr. Odell's children, for which he disclaims beneficial ownership.

(4) Includes 2,000 shares issuable pursuant to currently exercisable options.

(5) Includes 9,200 shares issuable pursuant to currently exercisable options.

(6) Includes 100,005 shares owned directly, 38,216 shares owned by Enrox, Inc., of which Mr. Kornelsen is the Secretary and a Director and 1,830,222 shares owned by CMED Partners LLLP, of which Mr. Kornelsen is the General Partner.

(7) The address of CMED Partners LLLP is 4605 Denice Drive, Englewood, Co 80111.

(8) Includes 5,000 shares issuable pursuant to currently exercisable options.

                        APPROVAL OF CORPORATE NAME CHANGE

                                (PROXY ITEM # 1)

     The Board of Directors recommends changing the name of the Company from Electroscope, Inc. to Encision Inc. to reflect the significant change in the Company's product line.

     The Company has made major changes in all aspects of its business and believes that a change in corporate identity through a new name is advisable. The name Encision is a derivative of an international surgical term. The name change would be implemented by an amendment to the Company's Articles of Incorporation.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE CORPORATE NAME CHANGE.


                                  OTHER MATTERS

     Management of the Company knows of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED, IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY. IN THE EVENT YOU ARE ABLE TO ATTEND, WE WILL, IF YOU REQUEST, CANCEL THE PROXY.

                               ELECTROSCOPE, INC.

                SOLICITED BY THE BOARD OF DIRECTORS FOR A SPECIAL
                MEETING OF SHAREHOLDERS TO BE HELD JUNE 15, 2000

     The undersigned hereby constitutes, appoints and authorizes James Bowman and David W. Newton and each of them, the true and lawful attorneys and Proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned's shares of the no par value common stock of Electroscope, Inc., a Colorado corporation, at a Special Meeting of Shareholders to be held in the principal office of the Company, 4828 Sterling Drive, Boulder, Colorado at 10:00 A.M., Mountain Daylight Time, on June 15, 2000, and at any and all adjournments thereof, for the following purposes:

     1. To approve changing the name of the Company to Encision Inc.

                      FOR           AGAINST         ABSTAIN
                      / /             / /             / /

     2. To transact such other business as may properly come before the meeting, or any adjournment thereof.

                      FOR           AGAINST         ABSTAIN
                      / /             / /             / /

     The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement furnished herewith.


DATED: _____________, 2000.


                                        ------------------------------
                                        Signature(s) of Shareholder(s)


     Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELECTROSCOPE, INC. PLEASE SIGN AND RETURN THIS PROXY TO ELECTROSCOPE, INC., ATTN: MARCIA MCHAFFIE, 4828 STERLING DRIVE, BOULDER, CO 80301. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.